UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER BULL RESOURCES, INC.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 19, 2022

To the Shareholders of Silver Bull Resources, Inc.:

The Annual Meeting of Shareholders of Silver Bull Resources, Inc., a Nevada corporation (“Silver Bull” or the “Company”), will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Tuesday, April 19, 2022 at 10:00 a.m. local time for the purpose of considering and voting upon proposals to:

  Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
  Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants, as our independent registered public accounting firm for the fiscal year ending October 31, 2022;
  Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
  Approve and adopt an amendment to the Company’s 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”) to increase the number of shares of Silver Bull common stock issuable under the 2019 Plan;
  Approve the unallocated entitlements under the 2019 Plan, whether or not amended; and
  Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on February 22, 2022 as the record date for determination of the Company’s shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about February 25, 2022.

Under the U.S. Securities and Exchange Commission and Canadian securities rules, we have elected to use the Internet for delivery of our annual meeting materials to our shareholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with our annual meeting. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm.

We cordially invite you to attend the annual meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS, BRIAN D. EDGAR, CHAIRMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 19, 2022

Our Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at

www.proxyvote.com.

2022 PROXY STATEMENT

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT	8
EXECUTIVE COMPENSATION	16
SUMMARY COMPENSATION TABLE	16
COMPENSATION DISCUSSION AND ANALYSIS	17
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	24
GRANTS OF PLAN-BASED AWARDS	24
DIRECTOR COMPENSATION	26
INDEPENDENT PUBLIC ACCOUNTANTS	26
REPORT OF THE AUDIT COMMITTEE	27
REPORT OF THE COMPENSATION COMMITTEE	28
PROPOSAL 1: ELECTION OF DIRECTORS	29
PROPOSAL 2: RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	31
PROPOSAL 4: ApprovAL and adoptION OF AN AMENDMENT TO THE COMPANY’S 2019 Stock Option and Stock Bonus Plan	32
PROPOSAL 5: ApprovAL OF THE UNALLOCATED ENTITLEMENTS UNDER THE 2019 PLAN	39
ANNUAL REPORT TO SHAREHOLDERS	39
OTHER MATTERS	39
SHAREHOLDER PROPOSALS	40

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Silver Bull Resources, Inc.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, APRIL 19, 2022

ABOUT THE ANNUAL MEETING

This proxy statement (the “Proxy Statement”) is furnished to shareholders of Silver Bull Resources, Inc. (“Silver Bull,” the “Company,” “us,” or “we”) in connection with the solicitation of proxies by the Board of Directors of Silver Bull (the “Board”), on behalf of the Company, to be voted at the Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Tuesday, April 19, 2022 at 10:00 a.m. local time, or at any adjournment or postponement thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held observing all COVID-19 protocols, including mandatory wearing of masks and social distancing of at least two meters. No refreshments will be served and all attendees will disperse immediately after the meeting chair declares the Meeting adjourned.

We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators’ “notice and access” rules. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm/. The Notice of Annual Meeting of Shareholders and related proxy materials are being made available to shareholders beginning on or about February 25, 2022.

All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.

Notice of Internet Availability of Proxy Materials

On or about February 25, 2022, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders containing instructions on how to access the proxy materials and vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice. Your vote is important regardless of the extent of your holdings.

Solicitation Costs

The cost of preparing and mailing the Notice, handling requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or via mail, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company has no present plans for the third-party solicitation of proxies for the Meeting.

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Dissenters Rights

The proposed corporate actions on which the Company’s shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78.

What is the purpose of the Meeting?

At our Meeting, shareholders will vote on the following items of business:

  Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
  Ratify and approve the appointment of Smythe LLP, Chartered Professional Accountants (“Smythe”), as our independent registered public accounting firm for the fiscal year ending October 31, 2022;
  Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
  Approve and adopt an amendment to the Company’s 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”) to increase the number of shares of Silver Bull common stock issuable under the 2019 Plan; and
  Approve the unallocated entitlements under the 2019 Plan, whether or not amended.

You will also vote on such other matters as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

What are the Board’s recommendations?

The Board recommends that you vote:

1.	“FOR” the election of the four (4) nominated directors;
2.	“FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2022;
3.	“FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers;
4.	“FOR” the approval and adoption of an amendment to the 2019 Plan to increase the number of shares of Silver Bull common stock issuable under the 2019 Plan; and
5.	“FOR” the approval of the unallocated entitlements under the 2019 Plan, whether or not amended.

At this time, our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.

What shares are entitled to vote?

As of the close of business on February 22, 2022, the record date for the Meeting, we had 35,055,652 shares of Silver Bull common stock outstanding. Each share of Silver Bull common stock outstanding on the record date is entitled to one vote on all items being voted on at the Meeting. You can vote all of the shares that you owned on the record date. These shares include (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other nominee.

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What is required to approve each item and how will abstentions and “broker non-votes” be counted?

  For Proposal 1 (election of directors), four (4) candidates will be elected by a plurality vote, provided a quorum is present; however, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such candidate is required to tender his written resignation to the Board. See “Majority Voting Policy” below. “Broker non-votes” are not counted for determining the number of votes cast “FOR” or “WITHHELD” for such candidate and therefore have no effect on the outcome of the vote.
  For Proposal 2 (ratification and approval of appointment of independent registered public accounting firm), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required for ratification and approval, provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.
  For Proposal 3 (advisory vote on executive compensation), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting is required for approval, provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote. Because your vote on this proposal is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
  For Proposal 4 (to approve and adopt an amendment to the 2019 Plan to increase the number of shares of Silver Bull common stock issuable under the 2019 Plan), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting (excluding votes cast by insiders of the Company), provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.
  For Proposal 5 (to approve the unallocated entitlements under the 2019 Plan, whether or not amended), the affirmative vote of the majority of votes cast (in person or by proxy) at the Meeting (excluding votes cast by insiders of the Company), provided a quorum is present. Abstentions and “broker non-votes” are not counted for determining the number of votes cast for or against this proposal and therefore have no effect on the outcome of the vote.

How do I vote my shares?

Each share of Silver Bull common stock that you own entitles you to one vote. Your Notice or proxy card shows the number of shares of Silver Bull common stock that you own. You may elect to vote in one of the following methods:

  By Mail – If you have requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
  By Internet – If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
  By Telephone – You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
  In Person – You may attend the Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

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If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting.

Your Voting Instruction Form from Broadridge Financial Solutions, Inc. (“Broadridge”) or your Notice provides information on how to vote your shares. Additionally, Silver Bull may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Proposal 2 (ratification and approval of appointment of independent registered public accounting firm), but cannot vote on “non-routine” matters such as Proposal 1 (election of directors), Proposal 3 (advisory vote on executive compensation), Proposal 4 (approval and adoption of amendment to the 2019 Plan) or Proposal 5 (approval of the unallocated entitlements under the 2019 Plan, whether or not amended). Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Proxies submitted properly by one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the four (4) director nominees, “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2022, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, “FOR” the proposal to approve and adopt an amendment to the 2019 Plan to increase the number of shares of Silver Bull common stock issuable under the 2019 Plan, and “FOR” the proposal to approve the unallocated entitlements under the 2019 Plan, whether or not amended, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who may attend the Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Meeting. If you are not a shareholder of record but hold shares through a broker or bank (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of February 22, 2022, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

How may I vote my shares in person at the Meeting?

Shares held in your name as the shareholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions prior to the Meeting as described below so that your vote will be counted if you later decide not to attend the Meeting.

May I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Meeting (i) by delivering a written notice of your revocation to our principal executive office, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada; or (ii) by executing and delivering a later-dated proxy. In addition, the powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy. Notwithstanding the foregoing, no proxy will be counted unless it is received by the Company prior to the commencement of the Meeting.

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What constitutes a quorum?

The presence, in person or by proxy, of one-third of the shares of Silver Bull common stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. The inspector of election will treat shares of Silver Bull common stock represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions and “broker non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Meeting. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How may I vote on each of the proposals?

For the election of directors pursuant to Proposal 1, you may vote “FOR” any nominee, or you may indicate that you wish to withhold authority to vote for one or more of the nominees being proposed.

For each of Proposals 2, 3, 4 and 5 you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

Who will count the proxy votes?

We currently expect that Broadridge will tabulate the votes and that the Company’s Chief Financial Officer, Christopher Richards, will serve as inspector of election for the Meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the Meeting other than the matters described in this Proxy Statement. If you grant a proxy, either of the officers named as proxy holder, Timothy Barry or Christopher Richards, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting.

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Why is the Company seeking approval of an amendment to the 2019 Plan?

Currently, the 2019 Plan limits the number of shares of Silver Bull common stock issuable under the 2019 Plan to the lower of (i) 3,750,000 shares or (ii) 10% of the issued and outstanding shares at any point in time. Since the 2019 Plan was adopted in April 2019, the number of authorized shares of Silver Bull common stock was increased from 37,500,000 to 150,000,000 in April 2021. The proposed amendment would remove the 3,750,000 share ceiling, and increase, to the extent the number of issued and outstanding shares of common stock increase over time, the number of shares of Silver Bull common stock issuable under the 2019 Plan from the lower of (i) 3,750,000 shares or (ii) 10% of the issued and outstanding shares at any point in time to 10% of the issued and outstanding shares at any point in time. The proposed amendment also makes a corresponding change to the number of shares that may be issued pursuant to stock options that are incentive stock options, increasing that total from from 2,948,352 shares (as adjusted for the one-for-eight reverse stock split completed on September 18, 2020) to 15,000,000 shares (i.e., 10% of the authorized share capital of Silver Bull), subject to the overall limitation on the number of shares that may be reserved for issuance under the 2019 Plan. By removing the “lower of” threshold, over time the amended 2019 Plan would allow for the grant of additional stock options or stock bonuses as part of compensation to new employees, officers and directors as part of a competitive overall compensation package, the lack of which may impair the Company’s ability to incent or retain key employees.

Why is the Company seeking approval of the unallocated entitlements under the 2019 Plan?

Pursuant to Toronto Stock Exchange (“TSX”) policies, all unallocated options, rights or entitlements under a security-based compensation arrangement which does not have a fixed maximum number of securities issuable must be approved by the listed issuer’s security holders every three years after the institution of the arrangement. Accordingly, at the Meeting, shareholders will be asked to pass an ordinary resolution to approve the unallocated options and common stock issuable pursuant to the 2019 Plan, whether or not the 2019 Plan is amended, until April 19, 2025.

If shareholders do not approve Proposal 5, whether or not the 2019 Plan is amended, the Company will cease being able to grant options under the 2019 Plan (whether or not amended), or to issue common stock under the 2019 Plan (whether or not amended), after the Meeting, and all previously granted options will no longer be available for reallocation if they are cancelled or expire unexercised. All outstanding options will continue unaffected.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The number of shares of Silver Bull common stock outstanding as of February 18, 2022 was 35,055,652. The following table sets forth the number of shares of Silver Bull common stock beneficially owned by each of the Company’s directors, nominees and named executive officers and the number of shares beneficially owned by all of the directors, nominees, and named executive officers as a group:

Name and Address of Beneficial Owner (1)	Position	Amount and Nature of Beneficial Ownership (2)(12)		Percent of Common Stock
Brian D. Edgar	Chairman and Director	1,334,537	(3)	3.78%
Timothy T. Barry	Chief Executive Officer	788,888	(4)	2.23%
Darren E. Klinck	President	609,063	(5)	1.73%
Christopher Richards	Chief Financial Officer	340,146	(6)	*%
Daniel J. Kunz	Director	322,096	(7)	*%
John A. McClintock	Director (8)	102,971	(9)	*%
David T. Underwood	Director Nominee (10)	21,500	(11)	*%
All directors, nominees, and executive officers as a group (7 persons)		3,519,201		9.72%

_________________________

*	The percentage of Silver Bull common stock beneficially owned is less than one percent (1%).
(1)	The address of these persons is c/o Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4.
(2)	Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days of February 18, 2022, including through the exercise of any option, warrant, or right. For each individual or entity that holds options, warrants or rights to acquire shares, the shares of Silver Bull common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of Silver Bull common stock is calculated. That Silver Bull common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.
(3)	Consists of (i) 845,102 shares of Silver Bull common stock held directly, (ii) warrants to purchase 106,500 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, (iii) stock options to purchase 133,333 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iv) 249,602 shares of Silver Bull common stock owned by Tortuga Investments Corp., a company wholly owned by Mr. Edgar. Excludes (a) 425,000 shares of Silver Bull common stock and (b) warrants to purchase 212,500 shares of Silver Bull common stock, in each case that are owned by 0893306 B.C. Ltd., a company wholly owned by Mr. Edgar’s spouse, and of which Mr. Edgar disclaims beneficial ownership.
(4)	Consists of (i) 538,888 shares of Silver Bull common stock held directly and (ii) stock options to purchase 250,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days. Excludes (a) 319,000 shares of Silver Bull common stock and (b) warrants to purchase 159,500 shares of Silver Bull common stock, in each case that are owned by Mr. Barry’s spouse, and of which Mr. Barry disclaims beneficial ownership.
(5)	Consists of (i) 20,000 shares of Silver Bull common stock held directly, (ii) 39,063 shares of Silver Bull common stock held indirectly in Westcott Management Ltd., (iii) stock options to purchase 250,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iv) 300,000 shares of Silver Bull common stock for which voting and investment power is shared with his spouse.
(6)	Consists of (i) 148,813 shares of Silver Bull common stock held directly, (ii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iii) stock options to purchase 183,333 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days,

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(7)	Consists of (i) 192,096 shares of Silver Bull common stock held directly and (ii) warrants to purchase 80,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, (iii) stock options to purchase 50,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(8)	Mr. McClintock is not standing for re-election at the Meeting.
(9)	Consists of (i) 44,971 shares of Silver Bull common stock held directly, (ii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iii) stock options to purchase 50,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(10)	Mr. Underwood is nominated as a director of Silver Bull and is intended to replace Mr. McClintock, who is not standing for re-election at the Meeting.
(11)	Consists of warrants to purchase 21,500 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.

(12) Stock options exercisable or that will be exercisable within 60 days were granted to certain officers and directors of Silver Bull on February 17, 2022. A total of 3,150,000 options were issued with an exercise of price of CDN$0.32 (US$0.252). Such options vest as follows: one-third immediately upon grant, one-third on the first anniversary of the grant and one-third on the second anniversary of the grant. Options granted on February 17, 2022 are the only options outstanding under the 2019 Plan at the date of this Proxy Statement.

Security Ownership of Certain Beneficial Owners

There is no person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding voting shares of Silver Bull common stock.

Security Ownership of Certain Beneficial Owners

There is no person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding voting shares of Silver Bull common stock.

MANAGEMENT

Identification of Directors and Executive Officers

The table below sets forth the names, titles, and ages of each of the nominees standing for election to the Board and the Company’s executive officers as of the record date. There are no family relationships among any of the directors, executive officers and/or director/nominees of the Company.

Except as described herein, there was no agreement or understanding between the Company and any director or executive officer pursuant to which he was selected as an officer or director, although certain of the Company’s executive officers have entered into employment agreements with the Company.

Name	Current Position	Age	Year Initially Appointed as Officer or Director
Brian D. Edgar	Chairman and Director	71	2010
Timothy T. Barry	Chief Executive Officer and Director	46	2010
Daniel J. Kunz	Director	69	2011
David T. Underwood	Director Nominee	57	—
Christopher Richards	Chief Financial Officer	44	2020
Darren E. Klinck	President	45	2021

Brian D. Edgar. Mr. Edgar was appointed Chairman of the Board in April 2010. Mr. Edgar has broad experience working in junior and mid-size natural resource companies. He served as Dome’s President and Chief Executive Officer from February 2005 to April 2010, when Dome was acquired by Silver Bull. Further, Mr. Edgar served as a director of Dome (1998–2010), Lucara Diamond Corp. (2007–May 2020), BlackPearl Resources Inc. (2006–December 2018), and ShaMaran Petroleum Corp. (2007–June 2019). He has served as a director of Denison Mines Corp. since 2005 and of Arras Minerals Corp. (“Arras”) since its inception on February 5, 2021 and of numerous other public resource companies over the last 30 years. Mr. Edgar practiced corporate/securities law in Vancouver, British Columbia, Canada for 16 years.

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Timothy T. Barry. Mr. Barry was appointed as Vice President – Exploration of Silver Bull in August 2010. He then served as President of Silver Bull from March 2011 to October 1, 2021, and has served as the Chief Executive Officer and a director of Silver Bull since March 2011. In addition, Mr. Barry served as President of Arras from February 5, 2021 to October 1, 2021 and has served as the Chief Executive Officer and a director of Arras since February 5, 2021. Between 2006 and August 2010, Mr. Barry spent five years working as Chief Geologist in West and Central Africa for Dome. During this time, he managed all aspects of Dome’s exploration programs and oversaw corporate compliance for Dome’s various subsidiaries. Mr. Barry also served on Dome’s board of directors. In 2005, he worked as a project geologist in Mongolia for Entree Gold, a company that has a significant stake in the Oyu Tolgoi mine in Mongolia. Between 1998 and 2005, Mr. Barry worked as an exploration geologist for Ross River Minerals Inc. on its El Pulpo copper/gold project in Sinaloa, Mexico, for Canabrava Diamonds Corporation on its exploration programs in the James Bay lowlands in Ontario, Canada, and for Homestake Mining Company on its Plutonic Gold Mine in Western Australia. He has also worked as a mapping geologist for the Geological Survey of Canada in the Coast Mountains, and as a research assistant at the University of British Columbia, where he examined the potential of CO2 sequestration in Canada using ultramafic rocks. Mr. Barry received a Bachelor of Science degree from the University of Otago in Dundein, New Zealand and is a Chartered Professional Geologist (CPAusIMM).

Daniel J. Kunz. Mr. Kunz has more than 35 years of experience in international mining, energy, engineering and construction, including in executive, business development, management, accounting, finance and operations roles. In June 2020, he was appointed President and Chief Executive Officer of Prime Mining Corp., a mine development company. Since 2014, he has been the managing member of Daniel Kunz & Associates, LLC, an advisory and engineering services company focused on the natural resources sector. From 2013 to 2018, he was the Chairman and Chief Executive Officer of Gold Torrent, Inc., a mine development company. In addition, Mr. Kunz is the founder, and from 2003 until he retired in April 2013 was the President and Chief Executive Officer and a director, of U.S. Geothermal, Inc., a renewable energy company that owns and operates geothermal power plants in Idaho, Oregon, and Nevada and was sold to Ormat Technologies, Inc. in 2018. Mr. Kunz was Senior Vice President and Chief Operating Officer of Ivanhoe Mines Ltd. from 1997 to October 2000, and served as its President and Chief Executive Officer and as a director from November 2000 to March 2003. He was part of the team that discovered Oyu Tolgoi, one of the world’s largest copper-gold deposits. From March 2003 to March 2004, Mr. Kunz served as President and Chief Executive Officer of China Gold International Resources Corp. Ltd. and served as a director from March 2003 to October 2009. Mr. Kunz was a founder of MK Resources LLC, formerly known as the NASDAQ-listed company MK Gold Company, and directed the company’s 1993 initial public offering as the President and Chief Executive Officer and a director. For 17 years, he held executive positions with NYSE-listed Morrison Knudsen Corporation (including Vice President and Controller). Mr. Kunz holds a Masters of Business Administration and a Bachelor of Science in Engineering Science. He is currently a director of Raindrop Ventures Inc., Prime Mining Corp., Greenbriar Capital Corp., and Arras.

David T. Underwood. Mr. Underwood has 30 years of broad exploration experience in Africa and other parts of the world acting in executive and senior technical roles for major and junior exploration and mining companies. Since January 2017, he has been the Vice President of Exploration of Osino Resources Corp. in Namibia. Mr. Underwood is also a co-founder of, and since June 2020 has been a technical advisor for, Lotus Gold in Egypt. He was a co-founder, and from 2014 to 2015 served as the Vice President of Exploration, of BHK Mining Corp. operating in Gabon. Mr. Underwood worked in business development for Newmont Mining Corporation in Africa from January 2010 to December 2013 and as a lead gold consultant to AngloGold Ashanti Limited from 2008 to 2010. During this period, he also consulted to numerous companies, including Roxgold Inc. and Silver Bull, and prior to 2008 held several key management positions, including Managing Director of Anglo American in Kenya and Managing Director of Desert Minerals in Namibia. Mr. Underwood has a BSc (Hons) degree, is a Fellow of the Society of Economic Geology, and is a Registered Professional Scientist with the South African Council for Natural Scientific Professions.

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Christopher Richards. Mr. Richards was appointed as the Company’s Chief Financial Officer effective as of September 28, 2020. Since February 2021, he has also served as the Chief Financial Officer of Arras. Mr. Richards previously served as the Vice President of Finance for Great Panther Mining Limited, a U.S. and Canadian dual-listed gold and silver producer, from June 2018 to February 2020. From January 2017 to May 2018, he was self-employed as a senior financial consultant, advising public and private companies in the mining and natural resources industries. Prior to that, Mr. Richards served as the Vice President of Finance and Corporate Secretary (December 2013–December 2016) and Group Controller (April 2009–November 2013) of Kyzyl Gold Ltd., a wholly owned subsidiary of London Stock Exchange-listed Polymetal International plc, engaged in the development of the Kyzyl Gold Mine located in Kazakhstan. From July 2015 to October 2016, he served as the Chief Financial Officer of TSX Venture Exchange-listed True North Gems Inc. Earlier in his career, Mr. Richards served as the Corporate Controller of U.S. and Canadian dual-listed NovaGold Resources Inc. and as a Senior Manager of Audit for KPMG LLP. He is a CPA (Chartered Professional Accountant, British Columbia), CA, and received a Bachelor of Business Administration degree from Simon Fraser University in 2000 and a certificate in mining studies from the University of British Columbia in 2014.

Darren E. Klinck. Mr. Klinck was appointed as the Company’s President effective September 28, 2021. Mr. Klinck most recently served as President (August 2017–April 2021) and Chief Executive Officer (August 2017–January 2020) of Bluestone Resources Inc. From April 2007 to June 2017, he served in numerous roles at OceanaGold Corporation, including Executive Vice President and Head of Corporate Development, Head of Business Development, and Vice President of Corporate and Investor Relations. Mr. Klinck has served as a director of ValOre Metals Corp. since June 1, 2021, as a director of Gold Basin Resources Corp. since September 9, 2021, and as the President and a director of Arras since October 1, 2021. In addition, he served as a director of Bluestone Resources Inc. from August 2017 to April 2021. Mr. Klinck has a Bachelor of Commerce degree from the Haskayne School of Business at the University of Calgary.

Relationship of Silver Bull Resources, Inc. with Arras Minerals Corp.

As previously disclosed, on February 5, 2021, Arras was incorporated in British Columbia, Canada, as a wholly-owned subsidiary of Silver Bull. On March 19, 2021, pursuant to an asset purchase agreement with Arras, Silver Bull transferred its right, title and interest in and to the Beskauga option agreement relating to a project in Kazakhstan, among other things, to Arras. On September 24, 2021, Silver Bull distributed to its shareholders one Arras common share for each Silver Bull share held by such shareholders (the “Distribution”). Upon completion of the Distribution, Silver Bull retained approximately 4% of the outstanding Arras common shares as a strategic investment, and Arras became a stand-alone company.

Board Composition

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a meeting of shareholders. If the number of shares “withheld” for any nominee exceeds the number of shares voted “FOR” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board. The Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”) will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Company. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days and announce its decision by a press release.

According to the Majority Voting Policy, the affected director cannot participate in the deliberations of the Corporate Governance and Nominating Committee or the Board as to whether to consider his or her resignation. The Majority Voting Policy applies only in circumstances involving an uncontested election of directors, meaning an election in which the number of nominees is equal to the number of directors to be elected.

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The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Company’s Corporate Governance and Nominating Committee is charged with identifying, screening and/or appointing persons to serve on the Board. The Corporate Governance and Nominating Committee evaluates nominees recommended by the shareholders using the same criteria it uses for other nominees. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors. The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the Board nominees, the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•	Brian D. Edgar: The Board believes that Mr. Edgar is qualified to serve as a director of the Company because of his extensive experience working with junior and mid-size natural resource companies, as well as his experience with and general knowledge of the capital markets.
•	Timothy T. Barry: The Board believes that Mr. Barry is qualified to serve as a director of the Company because of his geological education and background, and his significant experience with junior and mid-size natural resources companies, particularly early-stage natural resource companies.
•	Daniel J. Kunz: The Board believes that Mr. Kunz is qualified to serve as a director of the Company because of his significant experience in international mining, engineering and construction projects, and his many years of senior management and director experience.
•	David T. Underwood: The Board believes that Mr. Underwood is qualified to serve as a director of the Company because of his significant experience in all facets of the mineral exploration business, which includes managing large exploration organizations, as well as his education and general knowledge of the exploration industry.

Involvement in Certain Legal Proceedings

During the past ten years, none of the director nominees or persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of SEC Regulation S-K, including (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Transactions with Related Persons

Pursuant to its charter, the Audit Committee of the Board (the “Audit Committee”) reviews and approves all related party transactions on an ongoing basis.

The Company entered into an independent contractor agreement, effective as of October 1, 2020, with Nicholas Edgar, the son of Brian Edgar, the Company’s Chairman, pursuant to which agreement Nicholas Edgar will provide certain consulting services for the Company’s exploration projects for CDN$400 per day. On November 10, 2020, the Audit Committee approved the independent contractor agreement with Nicholas Edgar.

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On October 27, 2020 and November 9, 2020, the Company entered into a series of substantially similar subscription agreements pursuant to which the Company issued and sold to certain investors, in a private placement, units (the “Units”) of the Company at a price of US$0.47 per Unit (the “Private Placement”). Each Unit consisted of one share of Silver Bull common stock and one-half of one common stock purchase warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to acquire one share of Silver Bull common stock and one common share of Arras pursuant to the terms of the Separation and Distribution Agreement, dated as of August 31. 2021, between Silver Bull and Arras. The Private Placement included subscriptions from three members of the Board, the Company’s Chief Financial Officer, and an entity affiliated with the spouse of the Chairman of the Board for an aggregate 830,000 Units (US$390,100). On October 14, 2020, the Audit Committee approved the Private Placement.

Independence of the Board

The Board currently consists of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock. Messrs. Barry, Edgar and Kunz are being nominated by the Company for re-election at the Meeting. Mr. McClintock, who is currently an independent director of Silver Bull, is not standing for re-election at the Meeting and instead, David Underwood is being nominated by the Company for election at the Meeting. Messrs. Kunz and Underwood are considered “independent” as that term is defined in Section 311 of the TSX Company Manual.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Brian Edgar has been the Company’s Chairman of the Board since April 2010, while Timothy Barry has served as the Company’s Chief Executive Officer since February 2011. The Board believes that this leadership structure is appropriate, as Mr. Edgar and Mr. Barry bring complementary skills to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations. Mr. Barry, with his geological background and experience, has a greater depth of knowledge regarding the Company’s exploration activities, while Mr. Edgar has a significant amount of experience with mid-sized and junior level exploration and mining companies and with the capital markets.

Although Mr. Edgar does not work full-time for the Company, he has previously devoted a significant portion of his time to the day-to-day affairs of, and has played a key policy-making role for, the Company. For this reason, the Company has previously viewed Mr. Edgar as one of its executive officers. On a go-forward basis, Mr. Edgar’s role is expected to be less full time and therefore, Mr. Edgar is no longer considered an executive officer.

Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates but considers diversity as part of its overall assessment of the Board’s functioning and needs.

Board’s Role in Risk Oversight

Company management is charged with the day-to-day management of risks the Company faces. However, the Board, directly and through its committees, is actively involved in the oversight of the Company’s risk management policies. The Audit Committee is charged with overseeing enterprise risk management generally and with reviewing and discussing with management the Company’s major risk exposures (whether financial, operating or otherwise) and the steps that management takes to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies. The Audit Committee reports to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management. Additionally, the Compensation Committee of the Board (the “Compensation Committee”) oversees the Company’s compensation policies generally, in part to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. The Audit Committee and the Compensation Committee correspond with, and report to, management and the Board.

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Meetings of the Board and Committees

Board of Directors

The Board held fourteen meetings during the fiscal year ended October 31, 2021, and has held two meetings during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the directors and live meetings at which the directors were present in person or by telephone. All of the Company’s directors attended at least 75% of the Board meetings conducted during the fiscal year ended October 31, 2021. The Company does not have a formal policy with regard to Board members’ attendance at annual meetings but encourages them to attend meetings of shareholders. Mr. Edgar and Mr. Barry attended last year’s annual meeting of shareholders.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons currently serve on the Company’s Audit Committee: Daniel Kunz and John McClintock. Messrs. Kunz and McClintock are considered “independent” under Rule 10A-3 of the Exchange Act. Mr. Kunz is the “financial expert” for the Audit Committee.

The Audit Committee held six meetings during the fiscal year ended October 31, 2021, and has held two meetings during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the Audit Committee members and live meetings at which the members were present in person or by telephone. Messrs. Kunz and McClintock attended all of the meetings in person or by telephone. On May 1, 2006, the Board adopted a written charter for the Audit Committee, which was amended on February 14, 2012 and February 22, 2017. The Audit Committee charter is available on our website at www.silverbullresources.com. The composition of the Audit Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Mr. Kunz will continue to serve on the Audit Committee and Mr. Underwood will be appointed to the Audit Committee.

Compensation Committee

The Company’s Compensation Committee currently consists of John McClintock and Daniel Kunz, each of whom is considered “independent” under Section 311 of the TSX Company Manual. The Compensation Committee held two meetings during the fiscal year ended October 31, 2021, and has held three meetings during the current fiscal year. Such meetings consisted of both actions taken by the unanimous written consent of the Compensation Committee members and live meetings at which the members were present in person or by telephone. The composition of the Compensation Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Mr. Kunz will continue to serve on the Compensation Committee and that Mr. Underwood will be appointed to the Compensation Committee.

Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives. This includes the responsibility (i) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (ii) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate. The Compensation Committee may also invite the executive officers and other members of management to participate in its deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer. The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.

The Compensation Committee also has the authority and responsibility (i) to review the fees paid to independent directors for service on the Board and its committees, and make recommendations to the Board with respect thereto (however, disinterested members of the Board ultimately determine the fees paid to the independent directors); and (ii) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed.

The Compensation Committee is authorized to delegate any of its responsibilities to a subcommittee as the Compensation Committee deems appropriate. The Compensation Committee’s charter was adopted by the Board on May 1, 2006 and amended on December 5, 2006, February 22, 2013, and February 22, 2017. The charter is available on our website at www.silverbullresources.com.

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Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee served as an employee of the Company during the fiscal year ended October 31, 2021 (or subsequently). No current member of our Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee has entered into a transaction with the Company in which he had a direct or indirect interest that is required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K. During the past year, no executive officer of the Company served as a director or on the compensation committee of another entity whose executive officer also served on the Company’s Board or Compensation Committee.

Corporate Governance and Nominating Committee

The Company’s Corporate Governance and Nominating Committee currently consists of Daniel Kunz and John McClintock, each of whom is considered “independent” under Section 311 of the TSX Company Manual. The future composition of the Corporate Governance and Nominating Committee will be determined after the Meeting, but it is anticipated that Mr. Kunz will continue to serve on the Corporate Governance and Nominating Committee and that Mr. Underwood will be appointed to the Corporate Governance and Nominating Committee. Duties of the Corporate Governance and Nominating Committee include oversight of the process by which individuals may be nominated to the Board. The Corporate Governance and Nominating Committee’s charter was adopted by the Board on May 1, 2006 and amended on July 7, 2006, February 22, 2013, and February 22, 2017 and is available on our website at www.silverbullresources.com.

The functions performed by the Corporate Governance and Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Corporate Governance and Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company’s shareholders. The Nominating Committee does not have a formal policy with respect to the consideration of diversity when identifying nominees for director but considers diversity as part of its overall assessment of the Board’s needs.

The Corporate Governance and Nominating Committee will consider nominees proposed by our shareholders. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Governance and Nominating Committee.

A shareholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the proxy statement for the Company’s most recent annual meeting under the heading “Shareholder Proposals,” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

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(i)	The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation.
(ii)	The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly.
(iii)	The name, address, telephone number, fax number and e-mail address of the person being recommended to the Corporate Governance and Nominating Committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years and other relevant information.
(iv)	Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.
(v)	Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of SEC Regulation S-K).
(vi)	Information regarding the share ownership of the proposed nominee required by Item 403 of SEC Regulation S-K.
(vii)	Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of SEC Regulation S-K.
(viii)	The signed consent of the proposed nominee in which he or she (1) consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee; (2) states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; (3) states whether the proposed nominee is “independent” as defined by applicable laws; and (4) attests to the accuracy of the information submitted pursuant to paragraphs (i) through (vii) above.

Although the information may be submitted by fax, e-mail, mail or courier, the Corporate Governance and Nominating Committee must receive the proposed nominee’s signed consent, in original form, within ten days of the nomination having been made.

When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs. No shareholder nominations were received in connection with the Meeting.

The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Corporate Governance and Nominating Committee will:

(1)	Establish criteria for selection of potential directors, taking into consideration the following attributes that are desirable for a member of the Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure that they are consistent with best practices and the goals of the Company;
(2)	Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and
(3)	Receive and evaluate nominations for Board membership that are recommended by existing directors, corporate officers or shareholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.

The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended October 31, 2021 and has held one meeting during the current fiscal year. The Corporate Governance and Nominating Committee has nominated Brian Edgar, Timothy Barry and Daniel Kunz to stand for re-election at the Meeting and has nominated David Underwood to stand for election for the first time at the Meeting. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

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Shareholder Communication with the Board

The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Board or to the Company’s non-management directors. Any shareholder who wishes to communicate with the Board or the Company’s non-management directors may write, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Audit Committee Chair.

The chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Corporate Governance and Nominating Committee, the full Board or the Company’s non-management directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

EXECUTIVE COMPENSATION

Compensation and Other Benefits of Named Executive Officers

The following table sets out the compensation received for the fiscal years ended October 31, 2021, 2020, and 2019 in respect to each of named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($) (1)	Non-Equity Incentive Plan Compensation ($)(7)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Current Named Executive Officers
Timothy T. Barry (3)	2021	230,640	64,783	—	223,049	—	518,471
Chief Executive Officer	2020	206,487	26,280	—	—	—	232,767
and Director	2019	208,967	25,963	—	—	—	234,930
Christopher Richards (4)	2021	181,013	56,127	—	111,524	—	348,664
Chief Financial Officer	2020	14,932	5,631	—	—	—	20,563
	2019	—	—	—	—	—	—
Darren E. Klinck (5)	2021	23,552	10,094	—	176,439	—	210,370
President	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
Brian D. Edgar (6)	2021	83,609	—	—	178,439	—	262,048
Chairman and Director	2020	67,578	—	—	—	—	67,578
	2019	68,389	—	—	—	—	68,389

(1)	All 2019, 2020, and 2021 CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2019, 2020, and 2021, respectively.
(2)	Amounts represent the calculated fair value of stock options granted to the named executive officers based on provisions of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718-10, Stock Compensation. See Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 for a discussion regarding assumptions used to calculate fair value under the Black–Scholes valuation model. All options were awarded by Arras.

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(3)	Mr. Barry was appointed as Vice President – Exploration in August 2010. He then served as President of Silver Bull from March 2011 to October 1, 2021, and has served as Chief Executive Officer and a director of the Company since March 2011. Effective on February 15, 2021, Mr. Barry’s base compensation increased from CDN$275,000 to CDN$290,000. Also, Mr. Barry is eligible to receive an annual bonus at the discretion of the Board. During the year ended October 31, 2021. US$116,834 (CDN$144,687) of base compensation was allocated and billed to Arras for the period from February 1, 2021 to October 31, 2021 as Mr. Barry also holds the position of Chief Executive Officer of Arras.
(4)	Mr. Richards was appointed as the Company’s Chief Financial Officer effective as of September 28, 2020. On September 23, 2020, the Company entered into an employment agreement with Mr. Richards that provides for an annual base salary of CDN$210,000, and he is eligible to receive an annual bonus at the discretion of the Board. Effective on February 15, 2021, Mr. Richards’ base compensation increased to CDN$230,000. During the year ended October 31, 2021, US$92,525 (CDN$114,583) of base compensation was allocated and billed to Arras, where Mr. Richards also holds the position of Chief Financial Officer, for the period from February 1, 2021 to October 31, 2021.
(5)	Mr. Klinck was appointed as President of Silver Bull effective October 1, 2021. On September 28, 2021, Silver Bull entered into a consulting agreement with Westcott Management Ltd, Mr. Klinck’s personal service corporation, that provides for an annual base salary of CDN$50,000, and he is eligible to receive an annual bonus at the discretion of the Board.
(6)	Mr. Edgar was paid CDN$90,000 per year. During the year ended October 31, 2021, US$36,337 (CDN$45,000) of his director compensation was allocated and billed to Arras, where Mr. Edgar also holds the position of director and Chairman of the Board, for the period from March 1, 2021 to October 31, 2021.
(7)	During the year ended October 31, 2021, Mr. Barry received a CDN$41,667 annual bonus from Silver Bull and a CDN$32,727 bonus from Arras. Mr. Richards received a $CDN35,416 annual bonus from Silver Bull and a CDN$26,591 bonus from Arras and Mr. Klinck received a CDN$12,500 annual bonus from Arras.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officers identified in the Summary Compensation Table contained above (collectively, the “named executive officers”).

The Compensation Committee reviews and approves the total direct compensation packages for each of our executive officers. Notably, the salary and other benefits payable to those persons who served as our named executive officers during the fiscal year ended October 31, 2021 are set forth in employment agreements which are discussed below. Stock option grants, as applicable to the named executive officers, are reviewed by the Compensation Committee and approved by the Board. The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.

The principle objectives that guide the Compensation Committee in its deliberations regarding executive compensation matters include:

•	attracting and retaining highly qualified executives who share our Company values and commitment;
•	providing executives a compensation package that is fair and competitive, with contractual terms that offer them reasonable security; and
•	motivating executives to provide excellent leadership and achieve Company goals by linking short-term and long-term incentives to the achievement of business objectives, thereby aligning the interests of executives and shareholders.

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The primary elements of compensation to our named executive officers are cash compensation and equity compensation in the form of stock option grants, each of which is further described below.

In April 2011, our shareholders recommended, in a non-binding vote, that shareholder advisory votes on the compensation of our executive officers, commonly referred to as a “say-on-pay” vote, be held every three years. Approximately 57% of the votes cast were voted in favor of a three-year frequency. Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every three years. In April 2014, we held a shareholder advisory vote on the compensation of our named executive officers, and our shareholders overwhelmingly approved the compensation of our named executive officers, with over 95% of shareholder votes cast in favor of our say-on-pay resolution. In April 2017, our shareholders recommended, in a non-binding say-on-pay frequency vote, that shareholder advisory votes on the compensation of our executive officers be held every year. Approximately 50% of the votes cast were voted in favor of a one-year frequency. Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-pay vote every year. In each of April 2018, April 2019, and April 2020, we held a shareholder say-on-pay advisory vote in which our shareholders approved the compensation of our named executive officers, with approximately 93%, 93%, and 63%, respectively, of shareholder votes cast in favor of our say-on-pay resolution.

As we evaluated our compensation practices for the calendar years 2021 and 2022, we were mindful of the strong support our shareholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of shareholder value. As a result, our Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our executives when they deliver value for our shareholders during 2022. We are submitting the compensation of our named executive officers to an advisory vote this year as described more fully below under Proposal 3.

The Compensation Committee evaluates executive performance and makes salary adjustments, discretionary bonus determinations and equity awards. In February 2022, the Compensation Committee approved bonus targets for our named executive officers.

For fiscal 2021, Mr. Barry received a CDN$41,667 annual bonus from Silver Bull and a CDN$32,727 from Arras. Additionally, a bonus of CDN$35,000 previously approved by the Board for Mr. Barry’s calendar 2020 performance, remains unpaid and Mr. Barry has agreed to accept shares of Silver Bull common stock as settlement of this bonus. In February 2022, the Board approved payment of a 2021 performance bonus to Mr. Barry in the amount of CDN$50,000, which has been settled in shares of Silver Bull common stock. The Compensation Committee approved a 2022 bonus target for Mr. Barry of 50% of base salary. The amount of 2022 bonus to be awarded to Mr. Barry will be determined by the Compensation Committee in December 2022 or early 2023 based on certain criteria for 2022 recommended by the Compensation Committee and approved by the Board.

For fiscal year 2021, Mr. Richards received a CDN$35,416 annual bonus from Silver Bull and a CDN$26,591 annual bonus from Arras. In February 2022, the Board approved payment of a 2021 performance bonus to Mr. Richards in the amount of CDN$42,500, which has been settled in shares of Silver Bull common stock. The Compensation Committee approved a 2022 bonus target for Mr. Richards of 50% of base salary. The amount of 2022 bonus to be awarded to Mr. Richards will be determined by the Compensation Committee in December 2022 or early 2023 based on certain performance criteria for 2022 recommended by the Compensation Committee and approved by the Board.

On September 28, 2021, Silver Bull entered into a consulting agreement with Westcott Management Ltd (“Westcott”), Mr. Klinck’s personal service corporation, pursuant to which Mr. Klinck serves as the President of the Company. The Compensation Committee approved a 2022 bonus target for Westcott of 50% of base compensation. The amount of 2022 bonus to be awarded to Westcott will be determined by the Compensation Committee in December 2022 or early 2023 based on certain performance criteria for 2022 to be recommended by the Compensation Committee and approved by the Board.

Cash Compensation Payable to our Named Executive Officers

Our named executive officers receive a base salary payable in accordance with our normal payroll practices. The base salaries of our executive officers are set forth in employment agreements between the Company and each officer. Based on the Compensation Committee’s knowledge of the industry and size and financial resources of the Company, the Compensation Committee believes that the base salaries of the Company’s executive officers are competitive with those that are received by comparable officers with comparable responsibilities in similar companies.

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When the Compensation Committee considers total cash compensation for our named executive officers, it does so by evaluating their responsibilities, experience and the competitive marketplace. Specifically, the Compensation Committee considers the following factors:

•	the executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;
•	the Company’s financial resources;
•	performance compared to the financial, operational and strategic goals established for the Company;
•	the nature, scope and level of the executive’s responsibilities;
•	competitive market compensation paid by other companies for similar positions, experience and performance levels; and
•	the executive’s current salary, and the appropriate balance between incentives for long-term and short-term performance.

Historically, the Company has entered into employment agreements with its executive officers that provide for a base salary and other benefits.

Option Grants to our Named Executive Officers

Due to the lack of authorized shares available for issuance, we did not grant stock options to our named executive officers in fiscal 2020 or 2021. Historically, options were granted to officers on or about the time of their initial appointment. We also may make additional awards to our executive officers at the discretion of the Board. Options granted to our executive officers generally vest over a period of two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control. These option grants are intended to provide incentives to our officers who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. We believe that option grants also help to align the interests of our management and employees with the interests of shareholders. Further, we believe that these option grants serve as additional incentive for our officers and that the achievement of these objectives will help our performance. The amount of the option grant to each executive officer is intended, in conjunction with cash salary and bonus amounts, to provide aggregate compensation that is competitive with amounts received by similarly experienced officers of comparable companies.

Employment Agreements with our Named Executive Officers

The Company has entered into employment agreements with its named executive officers. Each of our executive officers is paid a salary for his services and has been granted stock options in consideration for his services, except in the case of Mr. Richards, due to a lack of authorized shares available for issuance. When the Compensation Committee considers salaries for our executives, it does so by evaluating their responsibilities, experience, the competitive marketplace and our financial resources and projections. Pursuant to its charter, the Compensation Committee reviews and approves the terms of the compensation granted and awarded to our named executive officers.

Timothy T. Barry

On February 26, 2013, Mr. Barry entered into an amended and restated employment agreement with the Company that provided for a base salary of CDN$18,000 per month (CDN$216,000 per year) and that he be eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his salary by 30% to CDN$12,600 per month (CDN$151,200 per year) effective as of January 16, 2016. Mr. Barry’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$18,000 per month (CDN$216,000 per year) effective as of June 1, 2016. On August 28, 2018, Mr. Barry’s employment was further amended (i) to increase his annual base salary to CDN$275,000 effective as of August 1, 2018, (ii) to make him eligible to receive an annual bonus upon attaining certain performance criteria set by the Board, and (iii) to revise the “Change of Control” definition. On February 11, 2021, Mr. Barry’s annual base salary was increased to CDN$290,000 effective as of February 16, 2021.

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On February 17, 2022, Silver Bull entered into a consulting agreement with Mr. Barry (the “CEO Consulting Agreement”) pursuant to which agreement Mr. Barry will continue to serve as the Chief Executive Officer of the Company. Pursuant to the terms and conditions of the CEO Consulting Agreement, Mr. Barry will receive an annual fee of CDN$60,000 (the “CEO Consulting Fee”) and will be eligible to participate in the Company’s annual bonus plans during the term of the CEO Consulting Agreement, with a bonus target of up to 50% of the annual fee, or a target determined by the Board. In addition, Mr. Barry is eligible to participate in the Company’s Management Retention Bonus Plan. In the event that the CEO Consulting Agreement is terminated by the Company without cause or by Mr. Barry for “good reason” (as defined in the CEO Consulting Agreement), Mr. Barry is entitled to the following amounts, payable in a lump sum (the “CEO Severance Payments”): (i) in the event that the CEO Consulting Agreement is terminated prior to January 1, 2023, six months of the CEO Consulting Fee and (ii) in the event that the CEO Consulting Agreement is terminated on or after January 1, 2023, (A) 12 months of the CEO Consulting Fee plus (B) one month of the CEO Consulting Fee for each additional year of service from January 1, 2022, up to a maximum of 24 months of the CEO Consulting Fee, plus (C) a payment equal to a pro-rated portion of the annual cash bonus. If the Company terminates the CEO Consulting Agreement without cause within three months following a “change of control” (as defined in the CEO Consulting Agreement), Mr. Barry is entitled to 24 months of the CEO Consulting Fee plus a lump-sum payment equal to two times the annual cash bonus (such payment, the “CEO Change of Control Payment”). In addition, Mr. Barry has the right to terminate the CEO Consulting Agreement for any reason within six months following a “change of control” and receive the CEO Change of Control Payment from the Company. In addition, upon any termination pursuant to which Mr. Barry receives any of the CEO Severance Payments or the CEO Change of Control Payments described above, Mr. Barry is further entitled to continued benefits provided under the Company’s insured standard benefit plan for a period of 12 months following such termination.

Christopher Richards

Mr. Richards was appointed as the Company’s Chief Financial Officer effective as of September 28, 2020. On September 23, 2020, the Company entered into an employment agreement with Mr. Richards that provides for an annual base salary of CDN$210,000, and he is eligible to receive an annual bonus at the discretion of the Board. Effective on February 15, 2021, Mr. Richards’ base compensation increased to CDN$230,000. During the year ended October 31, 2021, US$92,525 (CDN$114,583) of base compensation was allocated and billed to Arras for the period from February 1, 2021 to October 31, 2021. On February 17, 2022, the Company entered into an amended employment agreement with Mr. Richards. If Mr. Richards is terminated without cause, he will be entitled to receive a lump-sum payment equal to twelve months of his Silver Bull base salary and a pro-rata payment of the Silver Bull annual bonus. If the Company terminates the amended employment agreement without cause within three (3) months of a change of control or Mr. Richards resigns for good reason within six (6) months of a change of control of the Company, the Company must pay Mr. Richards twenty-four (24) months of Silver Bull base salary plus a lump sum payment equal to two (2) Silver Bull annual bonuses, based upon the average of the past two previous year’s bonuses paid to Mr. Richards. Mr. Richards is entitled to the same termination payments from Arras. In February 2022, Mr. Richards’ base salary increased to CDN$240,000. Of this annual salary, the Company is responsible for CDN$60,000, with Arras paying the remaining CDN$180,000.

Darren E. Klinck

On September 28, 2021, Mr. Klinck was appointed by the Board as its President, effective as of October 1, 2021, replacing Timothy Barry in such role on that date. In February 2022, the Company entered into an amended consulting agreement (the “Amended Consulting Agreement”) with Mr. Klinck’s personal service corporation, Westcott, pursuant to which Mr. Klinck serves as the President of the Company. Pursuant to the terms and conditions of the Amended Consulting Agreement, Westcott will receive an annual fee of CDN$60,000 (the “Consulting Fee”) and will be eligible to participate in the Company’s annual bonus plans during the term of the Amended Consulting Agreement, with a bonus target of 50% of the annual fee. In the event that the Amended Consulting Agreement is terminated by the Company without “cause” or by Westcott for “good reason” (as such terms are defined in the Amended Consulting Agreement), Westcott is entitled to the following amounts, payable in a lump sum: (i) in the event that the Amended Consulting Agreement is terminated prior to October 1, 2022, six months of the Consulting Fee, and (ii) in the event that the Amended Consulting Agreement is terminated on or after October 1, 2022, twelve months of the Consulting Fee plus one month of the Consulting Fee for each additional year of service from October 1, 2021, up to a maximum of 24 months of the Consulting Fee plus a payment equal to the previous annual cash bonus. If the Company terminates the Amended Consulting Agreement without “cause” within three (3) months following a “change of control” (as such term is defined in the Amended Consulting Agreement), Westcott is entitled to 24 months of the Consulting Fee plus a lump-sum payment equal to two times the annual cash bonus of up to 50% of the annual Consulting Fee (such payment, the “Change of Control Payment”). In addition, Westcott has the right to terminate the Amended Consulting Agreement for good reason within six (6) months following a “change of control” and receive the Change of Control Payment from the Company.

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Brian D. Edgar

On February 26, 2013, Mr. Edgar entered into an amended and restated employment agreement with the Company, pursuant to which he receives a base salary of CDN$7,500 per month (CDN$90,000 per year). The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year) effective as of January 16, 2016. Mr. Edgar’s employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year) effective as of June 1, 2016. On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” to expand the list of qualifying transactions, as described above. Mr. Edgar is eligible to receive an annual bonus for prior calendar year service at the discretion of the Board. Mr. Edgar holds the title of Chairman, but has previously dedicated a significant portion of his time to the day-to-day affairs of the Company and has played a key role in policy-making for the Company. To that end, the Company viewed Mr. Edgar as one of its named executive officers for fiscal 2021. This relationship has changed since the fiscal year ended October 31, 2021 as previously noted in this Proxy Statement.

According to the severance terms of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000. However, upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000 plus the previous year’s bonus if Mr. Edgar or the Company terminates his employment within three months of such change of control.

Under his employment agreement, Mr. Edgar will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.

Management Retention Plan

The Company has adopted the Management Retention Bonus Plan (the “Management Retention Bonus Plan”) effective as of April 15, 2021, and as amended on February 17, 2022. Certain executives of the Company, including Messrs. Barry, Edgar and Richards, participate in the Management Retention Bonus Plan, which provides for the following aggregate cash bonus to the participants, subject to the Company’s achievement of the applicable market capitalization targets within six years of the date of the Management Retention Bonus Plan: (i) CDN$2,500,000 if and when the Company’s market capitalization reaches at least CDN$250,000,000 for five consecutive trading days, (ii) CDN$2,500,000 if and when the Company’s market capitalization reaches at least CDN$500,000,000 for five consecutive trading days, and (iii) CDN$5,000,000 if and when the Company’s market capitalization reaches at least CDN$1,000,000,000 for five consecutive trading days. In the event that the Company undergoes a “change of control” (as defined in the Management Retention Bonus Plan) and the Company’s market capitalization at any point prior to such a “change in control” equals or exceeds CDN$250,000,000, the Company will pay to the participant an aggregate bonus equal to 1.0% of the applicable bid price less any retention bonus previously paid to under the Management Retention Bonus Plan. Messrs. Barry, Edgar and Richards are entitled to the following portion of any amounts payable under the Management Retention Bonus Plan: 45% for Mr. Barry, 30% for Mr. Edgar and 15% for Mr. Richards.

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Potential Payments Upon Termination or Change of Control

The following table shows the potential payments upon termination of employment of our executive officers as of October 31, 2021. For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his employment agreement with the Company, and, in the case of a change of control, that each officer’s employment is terminated, either by the officer (within six months) or by the Company (within three months) following the change of control. For purposes of the officers’ employment agreements, “Change of Control” means the occurrence of one or more of the following events:

(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)	a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization;
(iii)	a transaction or series of related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or
(iv)	a transaction or series of transactions pursuant to which (A) (i) any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors or securities of the Company that, upon conversion or exchange of such securities, would represent at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, or (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than eighty percent (80%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization and (B) in connection with or as a result of such transaction or series of transactions, either (i) one-half (or more) of the members of the Board resign or are replaced with nominees designated by such person, entity or group or (ii) the chief executive officer of the Company resigns or is terminated as a result of such transaction or series of transactions.
Name	Termination Event	Cash Severance Payment ($) (1)	Accelerated Vesting ($)	Total ($)
Timothy T. Barry (2)	For Cause:	—	—	—
	Without Cause:	121,124	—	121,124
	Change of Control:	145,349	—	145,349
Christopher Richards (3)	For Cause:	—	—	—
	Without Cause:	28,262	—	28,262
	Change of Control:	131,218	—	131,218
Darren E. Klinck (4)	For Cause:	—	—	—
	Without Cause:	24,225	—	24,225
	Change of Control:	145,349	—	145,349
Brian D. Edgar (5)	For Cause:	—	—	—
	Without Cause:	72,674	—	72,674
	Change of Control:	145,349	—	145,349

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(1)	CDN$ amounts have been converted to US$ using the CDN$/US$ exchange rate as of October 31, 2021.

(2)	In February 2022, Mr. Barry entered into a consulting agreement whereby if he is terminated without cause or terminates the consulting agreement for good reason, he is to receive two times his annual fee plus his prior year’s annual bonus. If he is terminated without cause with three (3) months, or terminates the consulting agreement for good reason within six (6) months, of a change of control, he is to receive two times his annual fee plus two times the average annual bonus from the prior two years.

(3)	In February 2022, the Company entered into an amended employment agreement with Christopher Richards. If Mr. Richards is terminated without cause, he will be entitled to receive a lump-sum payment equal to a lump-sum payment equal to twelve months of his Silver Bull base salary and a pro-rata payment of the Silver Bull annual bonus. If the Company terminates the amended employment agreement without cause within three (3) months of a change of control or Mr. Richards resigns for good reason within six (6) months of a change of control of the Company, the Company must pay Mr. Richards twenty-four (24) months of Silver Bull base salary plus a lump-sum payment equal to two (2) Silver Bull annual bonuses, based upon the average of the past two previous year’s bonuses paid to Mr. Richards. Mr. Richards is entitled to the same termination payments from Arras. In February 2022, Mr. Richards’ base salary was increased to CDN$240,000. Of this annual salary, the Company is responsible for CDN$60,000, with Arras paying the remaining CDN$180,000.

(4)

According to the Amended Consulting Agreement with Westcott, if the agreement is terminated by the Company without “cause” or by Westcott for “good reason” (as such terms are defined in the Amended Consulting Agreement), Westcott is entitled to the following amounts, payable in a lump sum: (i) in the event that the Amended Consulting Agreement is terminated prior to October 1, 2022, six months of the Consulting Fee, and (ii) in the event that the Amended Consulting Agreement is terminated on or after October 1, 2022, twelve months of the Consulting Fee plus one month of the Consulting Fee for each additional year of service from October 1, 2021, up to a maximum of 24 months of the Consulting Fee plus a payment equal to the previous annual cash bonus. If the Company terminates the Amended Consulting Agreement without “cause” within three (3) months following a “change of control” (as such term is defined in the Consulting Agreement), Westcott is entitled to 24 months of the Consulting Fee plus a lump-sum payment equal to two times the previous annual cash bonus paid to Westcott (such payment, the “Change of Control Payment”). In addition, Westcott has the right to terminate the Amended Consulting Agreement for good reason within six (6) months following a “change of control” and receive the Change of Control Payment from the Company.

(5)

(5)	According to Mr. Edgar’s employment agreement, as amended, the amount payable upon a change of control is CDN$180,000, plus the prior year’s bonus. (5)

Stock Option, Stock Awards and Equity Incentive Plans

As of October 31, 2021, the Company had one formal equity compensation plan under which equity securities were authorized for issuance to its officers, directors, employees and consultants: the 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”). Currently, under the 2019 Plan, the lesser of (i) 3,750,000 shares or (ii) 10% of the total shares outstanding will be reserved to be issued upon the exercise of options or the grant of stock bonuses. As of October 31, 2021, there were no options outstanding, and 3,454,783 shares available for issuance under the 2019 Plan, representing 10% of the Company’s issued and outstanding common stock on such date. The 2019 Plan was adopted by the Board on February 22, 2019 and approved by the shareholders on April 18, 2019. Please see Proposal 4, pursuant to which shareholders are being asked to approve and adopt an amendment to the 2019 Plan which permits an increase, over time, to the number of shares of Silver Bull common stock issuable under the 2019 Plan.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

At fiscal year ended October 31, 2021, there were no equity awards outstanding to any executive officers.

GRANTS OF PLAN-BASED AWARDS

No grants of awards to our executive officers were made during the fiscal year ended October 31, 2021.

Securities Authorized for Issuance Under Equity Compensation Plan

As of October 31, 2021, we had one formal equity compensation plan under which equity securities were authorized for issuance to our officers, directors, employees and consultants: the 2019 Plan. Under the 2019 Plan, currently the lesser of (i) 3,750,000 shares or (ii) 10% of the total shares outstanding will be reserved to be issued upon the exercise of options or the grant of stock bonuses. Please see Proposal 4, which outlines certain amendments being proposed to the reservation limits. As of October 31, 2021, there were no options outstanding and 3,454,783 shares available for issuance under the 2019 Plan, representing 10% of the Company’s issued and outstanding common stock on such date.

The following table gives information about Silver Bull common stock that may be issued upon the exercise of options, warrants and rights under our compensation plans as of October 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	—	—	3,454,783	(1)
Total	—	—	3,454,783

(1)       Shares of common stock available for issuance under the 2019 Plan.

Burn Rate

The annual burn rate for each security-based compensation arrangement for the three most recently completed financial years, expressed as a percentage and calculated by dividing the number of awards granted during the financial year by the weighted average number of shares outstanding for the financial year, is set forth in the following table:

	For the fiscal year ended October 31, (1)
Plan	2021	2020	2018
2019 Plan	0%	0%	N/A

(1)	The annual burn rate is calculated as the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year.

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Compensation of Directors

During the fiscal year ended October 31, 2021, the following persons served on the Board:

Brian D. Edgar (Chairman) (1)

Timothy T. Barry (2)

Daniel J. Kunz (3)

John A. McClintock (4)

_________________________

(1)       Elected to the Board effective as of April 16, 2010.

(2)       Elected to the Board effective as of March 2, 2011.

(3)       Elected to the Board effective as of April 20, 2011.

(4)       Elected to the Board effective as of February 22, 2012.

Independent Director Compensation Structure

In connection with their election at the Company’s last annual meeting of shareholders, the Board concluded that each of Messrs. McClintock and Kunz were independent. The Board evaluates the independence of its members on an as-needed basis throughout the year and has not changed that assessment. With respect to the nominees for election at the Meeting, Mr. McClintock is not standing for re-election. Mr. David Underwood is nominated for election to the Board at the Meeting. The Board has concluded that each of Messrs.  Kunz and Underwood is independent.

Each of the Company’s independent directors is compensated $20,000 per year, paid in quarterly installments, and issued additional stock option grants for his services. In addition, the person serving as the Chair of the Company’s Audit Committee receives an annual cash fee of $6,000 (payable in quarterly installments), and its Compensation Committee Chair and its Corporate Governance and Nominating Committee Chair each receive an annual cash fee of $3,000 (payable in the same manner), in each case in consideration for its respective service as the chairs of such committees.

Chairman Compensation Structure

Effective as of April 16, 2010, Brian Edgar began serving as the Company’s Executive Chairman. Effective as of September 2, 2011, the Company entered into an amended and restated employment agreement with Mr. Edgar. Mr. Edgar was being compensated at the rate of CDN$7,500 per month (CDN$90,000 per year) and was eligible for an annual bonus at the discretion of the Board. On February 26, 2013, Mr. Edgar entered into another amended and restated employment agreement, which was amended on June 4, 2015 to modify the severance amount payable in certain circumstances. On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year). His employment agreement was again amended on June 24, 2016 to reinstate his base salary of CDN$7,500 per month (CDN$90,000 per year). On August 28, 2018, Mr. Edgar’s employment was further amended to revise the “Change of Control” definition to include transactions in which (i) the Company consummates a consolidation or merger in which the shareholders of the Company immediately prior to the transaction own less than 80% of the outstanding voting power of the Company following the transaction, and (ii) the Company’s Chief Executive Officer resigns or is terminated as a result of such transaction. In the past, the Company viewed Mr. Edgar as an executive officer, and as such his compensation has been shown above in the Summary Compensation Table rather than in the Director Compensation table below. On January 9, 2012, the Company changed Mr. Edgar’s title to Chairman, and effective October 1, 2021, he is no longer viewed as an executive officer.

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Director Compensation – Fiscal Year 2021

During the fiscal year ended October 31, 2021, the Company compensated the following directors, who are not named executive officers, for their services as directors as follows:

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)
Daniel J. Kunz (2)	$38,028	$66,915	$104,943
John A. McClintock (3)	$38,028	$66,915	$104,943

_________________________

(1)	Amounts represent the calculated fair value of stock options granted to the named directors based on provisions of ASC 718-10, Stock Compensation. See Note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2021 for discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.
(2)	Mr. Kunz was paid $26,000 during the fiscal year ended October 31, 2021, which includes $6,000 for serving as the Chair of the Audit Committee. Mr. Kunz was paid $12,028 during the fiscal year ended October 31, 2021 for acting as a director at Arras.
(2)	Mr. McClintock was paid $26,000 during the fiscal year ended October 31, 2020, which included $3,000 for serving as Chair of the Compensation Committee and $3,000 for serving as Chair of the Corporate Governance and Nominating Committee since June 6, 2016. Mr. McClintock was paid $12,028 during the fiscal year ended October 31, 2021 for acting as a director at Arras.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed and engaged Smythe to serve as our independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending October 31, 2021, and to perform other appropriate audit-related services. Smythe began serving as the independent registered public accounting firm of the Company on February 16, 2016. We expect that a representative of Smythe will be present at the Meeting, will have the opportunity to make a statement if it desires to do so and will be available to respond to appropriate questions.

Audit Fees

During the fiscal year ended October 31, 2021, Smythe billed us aggregate fees and expenses in the amount of $53,314. During the fiscal year ended October 31, 2020, Smythe billed us aggregate fees and expenses in the amount of $50,137. These aggregate fees include professional services for the audit of our annual consolidated financial statements and the review of the unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and Registration Statements on Forms S-1 and S-8.

Audit-Related Fees

There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2021. There were no audit-related fees billed by Smythe during the fiscal year ended October 31, 2020.

Tax Fees

There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2021. There were no fees and expenses for tax services billed by Smythe during the fiscal year ended October 31, 2020.

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All Other Fees

There were no other services provided by Smythe during the fiscal year ended October 31, 2021. There were no other services provided by Smythe during the fiscal year ended October 31, 2020.

Audit Committee’s Pre-Approval Practice

Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards. The Audit Committee’s charter provides that the Audit Committee must:

•	preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by Section 10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and
•	preapprove all non-audit services (other than certain de minimis services described in Section 10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of our subsidiaries.

The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Silver Bull Resources, Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted accounting principles and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our consolidated financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the consolidated financial statements for the fiscal year ended October 31, 2021, we have:

•	reviewed and discussed the audited consolidated financial statements with management and the independent accountants;
•	discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•	received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent accountants the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended October 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, which is being provided with this Proxy Statement.

Respectfully submitted,

The Audit Committee of Silver Bull Resources, Inc.

Daniel J. Kunz, Chair

John A. McClintock

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REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors of Silver Bull Resources, Inc.:

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.

The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, and this Proxy Statement, we have:

•	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
•	based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2021 and this Proxy Statement on Schedule 14A.

Respectfully submitted,

The Compensation Committee of Silver Bull Resources, Inc.

John A. McClintock, Chair

Daniel J. Kunz

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PROPOSAL 1:
ELECTION OF DIRECTORS

The Board is nominating four (4) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the four (4) nominees for director: Timothy Barry, Brian Edgar, Daniel Kunz and David Underwood.

If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If re-elected, each of the above named directors will each hold office until their successors are duly elected and qualified at the next annual meeting of shareholders or until their earlier death, resignation or removal.

Vote Required for Approval

Candidates will be elected by a plurality vote. However, pursuant to our Majority Voting Policy, any director who fails to receive a majority of the votes cast (in person or by proxy) “FOR” such candidate is required to tender his written resignation to the Board.

Board Recommendation

The Board recommends that you vote “FOR” the election of Timothy Barry, Brian Edgar, Daniel Kunz and David Underwood. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees. Neither management nor the Board is aware of any reason which would cause any nominee to be unavailable to serve as a director.

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PROPOSAL 2:
RATIFICATION AND APPROVAL OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 23, 2022, the Board directed by resolution that the Company submit the selection of Smythe as the Company’s independent registered public accounting firm for ratification and approval by our shareholders at the Meeting.

Although the Company is not required to submit the selection of the independent registered public accountants for shareholder approval, if the shareholders do not ratify and approve this selection, the Board may reconsider its selection of Smythe. The Board considers Smythe to be well qualified to serve as the independent registered public accounting firm of the Company; however, even if the selection is ratified and approved, the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests.

Vote Required for Ratification and Approval

Ratification and approval of Proposal 2 will require the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting. Unless otherwise specified, the enclosed proxy will be voted “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the ratification and approval of Proposal 2.

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PROPOSAL 3:
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, our shareholders are entitled to vote on whether the advisory shareholder vote to approve executive compensation should occur every one, two or three years, and may also choose to abstain from voting. In 2017, approximately 50% of our shareholders voted to approve executive compensation on an annual basis. After careful consideration of the results of this vote and other factors, the Board concluded that a vote on executive compensation every year, or an annual vote, is the most appropriate alternative for the Company. The next non-binding advisory vote regarding the frequency of future “say on pay” shareholder votes will be held at the 2023 annual meeting of shareholders, in accordance with SEC rules.

The Board recognizes that providing shareholders with an advisory vote on executive compensation may produce useful information on shareholder sentiment with regard to the Company’s executive compensation structure. At the Meeting, shareholders will have the opportunity to cast an advisory vote on the compensation of our named executive officers, as described primarily under the heading “Executive Compensation” in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse our 2022 executive compensation philosophy, programs, and policies and the compensation paid to the named executive officers. Shareholders are being asked to consider and approve the following proposal:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers of Silver Bull Resources, Inc. as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).

The Company recognizes that a framework that accounts for the Company’s financial resources and its business objectives is essential to an effective executive compensation program. The Company’s compensation framework and philosophy are established and overseen primarily by an independent Compensation Committee. The compensation structure of our executive officers is intended to help the Company attract, motivate, and retain executive-level persons with the background, skills and knowledge who will contribute to the Company’s long-term success. To that end, we strive to ensure that the compensation of our executives is in line with those of similarly situated junior-level exploration companies. The Board, in cooperation with the Compensation Committee, attempts to balance the compensation of our executive officers between near-term compensation (being the payment of competitive salaries) with providing compensation intended to reward executives for the Company’s long-term success (being equity-based compensation). Moreover, the equity-based compensation element is intended to further align the longer term interests of our executive officers with that of our shareholders.

We believe that our executive compensation program implements our primary objectives of attracting and retaining qualified executive-level personnel; providing the executives with a compensation package that is fair and competitive, with reasonable contractual terms that offer some level of security; and motivating executive-level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of the compensation structure and programs implemented by the Company during its 2020 fiscal year and that we expect to continue going forward.

Vote Required for Approval

The advisory vote on the Company’s executive compensation structure and program as described in this Proxy Statement (including under the heading “Executive Compensation”) is non-binding, meaning that the Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast (in person or by proxy) at the Meeting. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results. The Board and the Compensation Committee intend to consider the feedback obtained through this process in making future decisions about executive compensation programs.

Board Recommendation

The Board believes that the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives. Accordingly, although this vote is non-binding, the Board recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

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PROPOSAL 4:
ApprovAL and adoptION OF AN AMENDMENT TO
THE COMPANY’S 2019 Stock Option and Stock Bonus Plan

On February 23, 2022, the Board approved an amendment to the Company’s 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”), which amends the limit on the number of shares of Silver Bull common stock issuable under the 2019 Plan from the lower of (A) 3,750,000 shares or (B) 10% of the total shares outstanding at any point in time to 10% of the total shares outstanding at any point in time. The Board also approved an amendment to the 2019 Plan to increase the number of shares of Silver Bull common stock that are available for issuance under the 2019 Plan for issuance as incentive stock options from 2,948,352 shares (as adjusted for the one-for-eight reverse stock split completed on September 18, 2020) to 15,000,000 shares (i.e., 10% of the authorized share capital of Silver Bull), subject to the overall limitation on the number of shares that may be reserved for issuance under the 2019 Plan, and subject further to and to be effective upon shareholder approval at the Meeting. The Board also recommended that the Company’s shareholders approve the amendment to the 2019 Plan at the Meeting.

If the amendment is approved by the shareholders, the foregoing changes are the only changes being made to the 2019 Plan by the proposed amendment.

The key features of the amended 2019 Plan include the following:

•	A reserve of shares of Silver Bull common stock to be issued upon the exercise of stock options or pursuant to stock bonuses not to exceed 10% of the total shares outstanding at any point in time;
•	A term that expires on February 22, 2029;
•	Permitted awards include stock options (both incentive stock options and non-qualified stock options) and common stock bonuses; and
•	No excise tax gross-up on equity awards.

Reasons for Amending the 2019 Plan

The Compensation Committee and the Board believe that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, and consultants, without whom we cannot execute on our business goals or deliver value to our shareholders. As of February 18, 2022, there were 3,150,000 options issued and outstanding, and 355,565 shares remained available for grant under the 2019 Plan. Accordingly, and based on historic grant patterns, we believe the remaining shares available for issuance under the 2019 Plan are insufficient to support these objectives. Without an amendment to the 2019 Plan to add additional shares, the Company will have limited ability to grant incentive equity awards going forward. In such event, our ability to attract and retain the talent necessary to drive our business will likely be negatively impacted. The Board has, therefore, adopted an amendment to the 2019 Plan, subject to approval by the Company’s shareholders, to permit the number of shares available for issuance under the 2019 Plan to increase over time, concurrently with the Company’s total number of issued and outstanding shares, so that we may continue to offer a competitive equity incentive program.

If the 2019 Plan amendment is approved by the Company’s shareholders, the number of shares of common stock available for issuance under the amended 2019 Plan will not increase immediately but as the number of issued and outstanding shares increases over time, the number of shares of common stock available for issuance under the amended 2019 Plan will no longer be limited by the “lower of” 3,750,000 share threshold currently in effect.

Outstanding Awards under Existing Plans

As of February 18, 2022 there were 35,055,652 total outstanding shares of Silver Bull common stock. As of February 18, 2022 there were 3,150,000 stock options outstanding under the Company’s equity compensation plans with a weighted average exercise price of $0.25 and a weighted average remaining term of five years. Other than the foregoing, no other awards were outstanding as of February 18, 2022 under any equity compensation plan of the Company.

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Description of the Amended 2019 Plan

The following summary of material terms of the amended 2019 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the amended 2019 Plan. A copy of the amendment to the 2019 Plan is provided as Annex A to this Proxy Statement. The only changes to the 2019 Plan as a result of the amendment are amending the number of shares of Silver Bull common stock issuable under the 2019 Plan from lower of (A) 3,750,000 shares or (B) 10% of the total shares outstanding at any point in time to 10% of the total shares outstanding at any point in time and increasing the number of shares of Silver Bull common stock that are available for issuance under the 2019 Plan for issuance as incentive stock options from 2,948,352 shares (as adjusted for the one-for-eight reverse stock split completed on September 18, 2020) to 15,000,000 shares (i.e., 10% of the authorized share capital of Silver Bull), subject to the overall limitation on the number of shares that may be reserved for issuance under the 2019 Plan.

Purpose of the Amended 2019 Plan

The purpose of the amended 2019 Plan is to encourage stock ownership by employees, consultants, officers and directors of the Company and its controlled, affiliated and subsidiary entities, so that they may acquire or increase their proprietary interest in the Company, and is intended to facilitate the Company’s efforts to (i) induce qualified persons to become employees, officers and directors and consultants of the Company; (ii) compensate employees, officers, directors and consultants for services to the Company; and (iii) encourage such persons to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the Company.

Eligibility and Reservation of Shares

Under the amended 2019 Plan, the Company may grant stock options or stock bonuses to employees (including officers), consultants and directors (whether or not they are employees) of the Company or its present or future divisions, affiliates and subsidiaries (together, “Eligible Persons”). As of February 18, 2022, there were two employees, two consultants, and three non-employee directors who would be Eligible Persons under the amended 2019 Plan.

Subject to certain limitations set forth under the amended 2019 Plan, options and bonuses may be granted to Eligible Persons, which Eligible Persons will be eligible to receive more than one grant of an option or bonus during the term of the amended 2019 Plan.

The maximum number of shares issuable upon exercise of options and pursuant to bonuses under the amended 2019 Plan will not exceed 10% of the total shares outstanding, subject to adjustments as provided under the amended 2019 Plan. Subject to adjustments as provided under the amended 2019 Plan that would allow for 15,000,000 shares to be available under the amended 2019 Plan for issuance as incentive stock options, and considering the 3,150,000 stock options issued February 17, 2022, as of the date hereof, 11,850,000 shares will be available under the amended 2019 Plan for issuance as incentive stock options.

Because the amended 2019 Plan does not have a fixed maximum number of securities issuable, pursuant to the rules and policies of the TSX, unallocated options, rights or other entitlements must be approved by shareholders every three years.

The amended 2019 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.

Types of Awards

The amended 2019 Plan authorizes stock options and stock bonuses. The amended 2019 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

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Stock Options

A stock option is a right to purchase shares of Silver Bull common stock at a future date at a specified price per share (the “exercise price”). An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code and the amended 2019 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

Exercise Price of Options

Options granted under the amended 2019 Plan shall have an exercise price that will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on the national securities exchange on which the stock is principally traded on the date of the grant, or if such date was not a trading date, on the trading date immediately preceding such date. Because the Company’s shares of common stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data. As of February 18, 2022, the closing price of Silver Bull common stock on the TSX was $0.31.

With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company or certain related entities, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.

If the optionee is a resident of Canada, the exercise price will be paid in cash. For optionees who are not residents of Canada, the exercise price will be paid in cash, in shares of the Company or other property having a Fair Market Value equal to such exercise price, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.

In the alternative to payment of the exercise price as set forth above, an optionee may transfer and dispose of a specified number of options to the Company in exchange for a number of shares of common stock having a market value equal to the intrinsic value of such options disposed of and transferred to the Company (“Net Settlement”). The decision of whether or not to permit Net Settlement for any option is in the sole discretion of the Company and will be made on a case-by-case basis. Upon the Net Settlement of options (the “Disposed Options”), the Company shall, subject to provision for necessary withholdings, deliver to the optionee, that number of shares of common stock (“X”) equal to the number of shares of common stock issuable pursuant to the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the Fair Market Value of one share of common stock as determined as at the date of exercise (“B”) less the exercise price per share of common stock (“A”) by the Fair Market Value of one share of common stock as determined as at the date of exercise (B). Expressed as a formula, such number of shares of common stock shall be computed as follows: X = Y x [(B−A)/(B)].

Vesting and Term of Options

Options granted under the amended 2019 Plan will vest in accordance with such provisions as may be determined by the Board.

The exercise period of any option must not exceed ten years from the date of the grant. For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company or certain related entities, the term must not exceed five years.

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Cessation of Entitlement

Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death or disability, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship (but in all events not later than the originally scheduled term) and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause. Vested options will be exercisable within one year after the date of death or disability of the optionee, or the end of the original terms if earlier. Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.

Assignment

Options granted pursuant to the amended 2019 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the amended 2019 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or Title I of ERISA, or the rules thereunder.

Stock Bonuses

A stock bonus is an award of shares of Silver Bull common stock issued pursuant to the terms of the amended 2019 Plan. The Company may grant stock bonuses under the amended 2019 Plan, up to a maximum of 625,000 shares of Silver Bull common stock on an annual basis, as adjusted for the one-for-eight reverse stock split completed on September 18, 2020. Stock bonuses granted under the amended 2019 Plan may have a vesting period of up to ten years and may be subject to such other restrictions as the Company deems appropriate. Unless otherwise directed by the Compensation Committee at the time of grant of a stock bonus, the recipient is considered a shareholder of the Company as to the bonus shares which have been issued at any time.

Change of Control

The treatment of any options or bonuses held by a recipient upon a change of control (as defined in the amended 2019 Plan) may be provided for in the applicable option agreement or other award document delivered to the recipient.

Amendment Provisions

Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:

(a)	amend the amended 2019 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or
(b)	terminate the amended 2019 Plan;

provided, however, that any such change that would be materially adverse to any outstanding award under the amended 2019 Plan shall not be effective unless approved by the recipient of such award. In addition, any amendment that would:

(a)	materially increase the number of securities issuable under the amended 2019 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the amended 2019 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the amended 2019 Plan; or
(d)	require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law will be subject to the approval of the shareholders of the Company.

Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the amended 2019 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.

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Certain U.S. Federal Tax Consequences

The following description of the federal income tax consequences of awards under the amended 2019 Plan is necessarily incomplete, and does not describe the state, local or foreign tax consequences of such awards.

Nonqualified Stock Options

The grant of a nonqualified stock option under the amended 2019 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the amended 2019 Plan will not result in any U.S. federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

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Stock Bonuses

Awards of stock bonuses are generally treated as ordinary compensation income as and when common stock issued to the participant vests, or when common stock is issued to the participant upon vesting or settlement of such awards. Notwithstanding the foregoing, if common stock is granted to a participant subject to vesting, the participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of the stock on the date of grant. If the participant is an employee, the income in respect of any stock bonus is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Internal Revenue Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Section 162(m) of the Internal Revenue Code, no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the amended 2019 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Internal Revenue Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% U.S. federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the amended 2019 Plan will either be exempt from or compliant with the requirements of Section 409A of the Internal Revenue Code.

Awards under the Amended 2019 Plan

Awards under the amended 2019 Plan are determined in the discretion of the Board or a committee of the Board. Therefore, the type and amounts of awards that may be issued in the future to directors and officers of the Company are not currently determinable.

Interested Parties

Because approval of the amended 2019 Plan will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the amended 2019 Plan.

Vote Required for Approval

Insiders of the Company who are entitled to receive a benefit under the amended 2019 Plan are not eligible to vote their securities in respect of the approval of the 2019 Plan amendment, as the amended 2019 Plan does not contain an insider participation limit. As such, Proposal 4 requires approval of a majority of the votes cast (in person or by proxy) at the Meeting, excluding the votes of insiders of the Company who are eligible to receive a benefit under the amended 2019 Plan. The aggregate number of votes to be excluded is 2,078,535 shares held by such insiders, assuming that all insiders cast the votes attaching to their common stock.

At the Meeting, shareholders will be asked to consider and, if deemed appropriate, to approve, with or without variation, the following ordinary resolution, to approve and adopt the 2019 Plan amendment, subject to such amendments, variations or additions as may be approved at the Meeting:

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“BE IT RESOLVED as an ordinary resolution of shareholders of Silver Bull Resources, Inc. (the “Company”) that:

1.	the 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”) amendment, in the form attached as Annex A to the proxy statement dated on or about February 25, 2022, is hereby approved and adopted as the equity incentive compensation plan of the Company;
2.	the Company will have the ability to grant options and issue common stock under the amended 2019 Plan until the date that is three years from the date of the Meeting, being April 19, 2025 and
3.	any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.”

Board Recommendation

The Board recommends that you vote “FOR” the approval and adoption of Proposal 4.

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PROPOSAL 5:
ApprovAL OF THE UNALLOCATED ENTITLEMENTS UNDER THE 2019 PLAN

Pursuant to TSX policies, all unallocated options, rights or entitlements under a security-based compensation arrangement which does not have a fixed maximum number of securities issuable must be approved by the listed issuer’s security holders every three years after the institution of the arrangement. Accordingly, at the Meeting, shareholders will be asked to pass an ordinary resolution to approve the unallocated options and common stock issuable pursuant to the 2019 Plan, whether or not the 2019 Plan is amended, until April 19, 2025.

If shareholders do not approve Proposal 5, whether or not the 2019 Plan is amended, the Company will cease being able to grant options under the 2019 Plan (whether or not amended), or to issue common stock under the 2019 Plan (whether or not amended), after the Meeting, and all previously granted options will no longer be available for reallocation if they are cancelled or expire unexercised. All outstanding options will continue unaffected.

Vote Required for Approval

Insiders of the Company who are entitled to receive a benefit under the 2019 Plan (whether or not amended) are not eligible to vote their securities in respect of the approval of Proposal 5, as the 2019 Plan (whether or not amended) does not contain an insider participation limit. As such, Proposal 5 requires approval of a majority of the votes cast (in person or by proxy) at the Meeting, excluding the votes of insiders of the Company who are eligible to receive a benefit under the 2019 Plan (whether or not amended). The aggregate number of votes to be excluded is 2,078,535 shares held by such insiders, assuming that all insiders cast the votes attaching to their common stock.

At the Meeting, shareholders will be asked to consider and, if deemed appropriate, to approve, with or without variation, the following ordinary resolution, to approve the unallocated entitlements under the 2019 Plan, whether or not amended, subject to such amendments, variations or additions as may be approved at the Meeting:

“BE IT RESOLVED as an ordinary resolution of shareholders of Silver Bull Resources, Inc. (the “Company”) that:

1.	The unallocated entitlements under the 2019 Stock Option and Stock Bonus Plan (the “2019 Plan”), whether or not amended by shareholders pursuant to Proposal 4 at the Meeting, are hereby approved and the Company will have the ability to grant options under the 2019 Plan and issue common stock under the 2019 Plan until the date that is three years from the date of the Meeting, being April 19, 2025 and
2.	any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.”

Board Recommendation

The Board recommends that you vote “FOR” the approval and adoption of Proposal 5.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the Company’s shareholders for action at the Meeting and any adjournment(s) or postponement(s) thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

39

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in the proxy statement for next year’s annual meeting of shareholders. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Meeting. After such date, any shareholder proposal will be considered untimely.

If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our Amended and Restated Bylaws regarding the same.

Silver Bull Resources, Inc. expects to hold its next annual meeting of shareholders in April 2023. Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary. We must receive the proposals by Friday, October 28, 2022. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After Friday, October 28, 2022, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2023 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Wednesday, January 11, 2023. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS: Silver Bull Resources, Inc. Brian D. Edgar, Chairman

40

ANNEX A:
AMENDMENT TO THE
SILVER BULL RESOURCES, INC.
2019 STOCK OPTION AND STOCK BONUS PLAN

This Amendment (this “Amendment”) to the Silver Bull Resources, Inc. 2019 Stock Option and Stock Bonus Plan (as may be amended from time to time, the “Plan”) is made as of April __, 2022. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

WHEREAS, Section 12(a) of the Plan permits the Board to amend the Plan, subject, in the case of amendments requiring shareholder approval under applicable law or the rules of any applicable securities exchange, to the approval by the Company’s shareholders of such amendment;

WHEREAS, the Board desires to amend the Plan to amend the number of shares of Common Stock available for issuance under the Plan;

WHEREAS, this Amendment shall be submitted to the Company’s shareholders for approval, and shall become effective as of the date on which the Company’s shareholders approve such Amendment (the “Effective Date”); and

WHEREAS, if the Company’s shareholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, pursuant to Section 12(a) of the Plan, the Plan is hereby amended as follows, effective as of the Effective Date:

1.       Section 5(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a)	The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed 10% of the total shares outstanding from time to time, subject to adjustment as provided in Section 8(i) hereof. Subject to the overall limit in the immediately preceding sentence and to adjustments as provided in Section 8(i), 15,000,000 shares of Common Stock shall be available under the Plan for issuance as Incentive Stock Options.

2.       Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment to the Silver Bull Resources, Inc. 2019 Stock Option and Stock Bonus Plan, as of the date first indicated above.

SILVER BULL RESOURCES, INC.

By:

Name:

Title:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 18, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 18, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D66668-P67509

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SILVER BULL RESOURCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:

01) Brian D. Edgar
02) Timothy T. Barry
03) Daniel J. Kunz
04) David T. Underwood

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Proxy Statement and Notice of Annual Meeting of Shareholders are available at www.proxyvote.com.

D66669-P67509

SILVER BULL RESOURCES, INC.
ANNUAL MEETING OF SHAREHOLDERS - APRIL 19, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Silver Bull Resources, Inc. (the "Company") hereby appoints Timothy Barry and Christopher Richards, or either of them, as proxies (each, a "Proxy") to appear, attend and vote all of the shares of common stock of the Company in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, Canada on Tuesday, April 19, 2022, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS TWO, THREE, FOUR AND FIVE, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

Continued and to be signed on reverse side